UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 16, 2020

Precision BioSciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38841	20-4206017
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

302 East Pettigrew St., Suite A-100, Durham, North Carolina 27701

(Address of principal executive offices) (Zip Code)

(919) 314-5512

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.000005 per share	DTIL	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01Entry into a Material Definitive Agreement.

On October 16, 2020, Precision BioSciences, Inc. (the “Company”), Les Laboratoires Servier and Institut de Recherches Internationales Servier entered into Amendment No. 6, dated October 2, 2020 (“Amendment No. 6”), to the Development and Commercial License Agreement by and between Les Laboratoires Servier, Institut de Recherches Internationales Servier and Precision BioSciences, Inc., dated February 24, 2016, as amended (the “Servier Agreement”).

Amendment No. 6 amends certain terms of the Servier Agreement solely as applicable to PBCAR0191, the Company’s allogeneic chimeric antigen receptor (“CAR T”) cell therapy candidate targeting the well-validated tumor target CD19 developed for the treatment of adult patients with relapsed or refractory (“R/R”) non-Hodgkin lymphoma (“NHL”) or R/R B-cell precursor acute lymphoblastic leukemia (“B-ALL”).

Under Amendment No. 6, the Company is required to complete the ongoing Phase 1/2a clinical trial of PBCAR0191 in adult patients with R/R NHL and R/R B-ALL (the “Clinical Trial”) for a specified number of patients in the Phase 1 portion of the Clinical Trial and a number of patients to be determined by the Company in the Phase 2a portion of the Clinical Trial.  The Company will be solely responsible for all costs and expenses it incurs to complete the Clinical Trial, including the production and release of all required clinical trial material.

The results of the Clinical Trial will used to determine whether specified development milestones have been achieved with respect to PBCAR0191, in which case, specified corresponding development milestone payments are payable by Servier to the Company.  The results of the Clinical Trial will also be used to determine whether Phase 2 readiness has been achieved for PBCAR0191 and Servier may determine whether, subject to payment of a commercial option exercise fee, to exercise its commercial option and proceed with development and commercialization of PBCAR0191.  Following completion of the Clinical Trial, the Company is not obligated to conduct any further development activities under the Servier Agreement with respect to PBCAR0191 unless the Company otherwise agrees to conduct such further development activities.

The foregoing description of Amendment No. 6 does not purport to be complete and is qualified in its entirety by reference to Amendment No. 6, a copy of which will be filed with the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2020.

Forward-Looking Statements

Statements in this Current Report on Form 8-K regarding expectations with respect to Amendment No. 6, including, without limitation, the payment of certain milestone payments by Servier to the Company and , are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by words such as “anticipates,” “believe,” “continue,” “desires,” “expect,” “intend,” “may,” “plan to,” “potential,” “will,” and other similar words or expressions, or the negative of these words or similar words or expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors, including without limitation, the risks referred to under the section “Risk Factors” in our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2020, as such factors may be updated from time to time in our other filings with the SEC, which filings are accessible on the SEC’s website at www.sec.gov and the Investors & Media page of our website at https://investor.precisionbiosciences.com.  All forward-looking statements speak only as of the date of this Current Report on Form 8-K and, except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Information contained in this Current Report on Form 8-K contains forward-looking statements. All statements other than statements of present and historical facts contained in this Current Report on Form 8-K, including, without limitation, expectations with respect to Amendment No. 6, the payment of certain milestone payments by Servier to the Company and the exercise by Servier of the commercial option, may be forward looking statements. Without limiting the foregoing, the words “anticipate,” “believe,” “could,” “desire,” “expect,” “should,” “plan,” “intend,” “estimate,” “target,” “may,” “will,” “would,” “potential,” the negative thereof and similar words and expressions are intended to identify forward-looking statements. These forward-looking statements reflect various assumptions of

Precision’s management that may or may not prove to be correct. No forward-looking statement is a guarantee of future results, performance, or achievements, and one should avoid placing undue reliance on such statements.

Forward-looking statements are based on our management’s beliefs and assumptions and on information currently available to us. Such statements are subject to a number of known and unknown risks, uncertainties and assumptions, and actual results may differ materially from those expressed or implied in the forward-looking statements due to various factors, including, but not limited to, our ability to become profitable; our ability to procure sufficient funding; our limited operating history; our ability to identify, develop and commercialize our product candidates; our dependence on our ARCUS technology; the initiation, cost, timing, progress and results of research and development activities, preclinical or greenhouse studies and clinical or field trials; our or our collaborators’ ability to identify, develop and commercialize product candidates; our or our collaborators’ ability to advance product candidates into, and successfully complete, clinical or field trials; our or our collaborators’ ability to obtain and maintain regulatory approval of future product candidates, and any related restrictions, limitations and/or warnings in the label of an approved product candidate; the regulatory landscape that will apply to our and our collaborators’ development of product candidates; our ability to achieve our anticipated operating efficiencies as we commence manufacturing operations at our new facility; our ability to obtain and maintain intellectual property protection for our technology and any of our product candidates; the potential for off-target editing or other adverse events, undesirable side effects or unexpected characteristics associated with any of our product candidates; the success of our existing collaboration agreements; our ability to enter into new collaboration arrangements; public perception about genome editing technology and its applications; competition in the genome editing, biopharmaceutical, biotechnology and agricultural biotechnology fields; potential manufacturing problems associated with any of our product candidates; potential liability lawsuits and penalties related to our technology, our product candidates and our current and future relationships with third parties; and other important factors discussed under the caption “Risk Factors” in our quarterly report on Form 10-Q filed for the quarterly period ended June 30, 2020, as such factors may be updated from time to time in our other filings with the SEC, including, but not limited to, our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which filings are accessible on the SEC’s website at www.sec.gov and the Investors & Media page of our website at https://investor.precisionbiosciences.com.

All forward-looking statements speak only as of the date of this Current Report on Form 8-K, and except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRECISION BIOSCIENCES, INC.

Date: October 22, 2020	By:	/s/ Dario Scimeca
Dario Scimeca General Counsel